2021 Investor Day

The Low Power Programmable Leader

Safe Harbor

Forward Looking Statements

This presentation contains forward-looking statements that involve estimates, assumptions, risks and uncertainties, including statements and graphs relating to our expectations that we are entering a new phase of accelerated growth and will expand our Nexus leadership, our software solutions and double our addressable market; our expectations about the growth of our addressable and end markets; our belief that we will launch new products during stated periods including Lattice Nexus, Lattice Avant and software and solution stacks; our belief that we will accelerate our revenue growth; our belief that our revenue may grow by double digits during the next three to four years; our belief that we will attain increasing content in the Server, 5G Next Wave, Industrial, Automotive and Consumer generations or markets; and our expectations regarding achievable results under the heading "Entering New Growth Phase," including revenue growth, gross margin improvement, OpEx discipline, cash generation and profit expansion.

Factors that may cause actual results to differ materially from the forward-looking statements in this presentation include those risks more fully described in Lattice's filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 2, 2021 and quarterly filings.

You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

This presentation includes certain non-GAAP financial measures such as non-GAAP operating expenses, non-GAAP gross margin, non-GAAP operating income, non-GAAP IBITDA, non-GAAP earnings per share, non-GAAP R&D expense, and non-GAAP SG&A expense[Note to LSCC: add any additional non-GAAP figures in the presentation]. We present non-GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles ("GAAP"). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. See the Appendix of this presentation for definitions of our non-GAAP financial measures and for reconciliations to the most comparable GAAP financial measures.

Trademarks-General Notice

LATTICE SEMICONDUCTOR

Agenda



Jim Anderson
President & Chief Executive Officer

OVERVIEW



Steve Douglass
Corporate Vice President, R&D

PRODUCTS



Esam Elashmawi
Chief Strategy & Marketing Officer

MARKETS



Sherri Luther
Chief Financial Officer

FINANCIALS

2021
LATTICE INVESTOR DAY

OVERVIEW

JIM ANDERSON
PRESIDENT & CEO


LATTICE

Our Mission

The Low Power Programmable Leader


LATTICE
SEMICONDUCTOR

Positioned in Growing Markets

COMMUNICATIONS



5G Wireless

Switches/Routers

COMPUTE



Servers

Client

INDUSTRIAL



Industrial IoT

Factory Automation

AUTOMOTIVE



ADAS

Infotainment

CONSUMER



Smart Home

Wearables

Leading the Industry in Low Power Programmability

Executing to Our Strategy

	WHAT WE SAID IN MAY 2019	WHAT WE DID
Drive Product Leadership	Faster Product Cadence	✓ Tripled the new product introduction cadence
	Rebuild Competitiveness	✓ Market-leading Nexus platform introduced Q4'19
	Expand Software Solutions	✓ Launched three new software solutions
	Improve Execution Fidelity	✓ Met or beat every product launch milestone
	Enable Faster Customer TTM	✓ Nexus first revenue 12 months after launch
Deliver Shareholder Value	Double-Digit Growth Starting 2021/2022	✓ On Track; Comms/Compute & Ind/Auto up 12% in 2020
	Gross Margin Expansion	✓ Increase of +450 bps since 2018
	Operating Expense Discipline	✓ Operating near our target of 35%
	Profit Growth	✓ 109% growth in EPS since 2018
	Strengthen the Balance Sheet	✓ Net cash positive for the first time in six years

Delivering on our Commitments

Faster Product Introduction Cadence

	PRODUCT INTRODUCTIONS 2016 TO 2018	PRODUCT INTRODUCTIONS 2019 TO 2020
Software Solutions	LATTICE RADIANT DESIGN SOFTWARE; LATTICE sensAI	LATTICE PROPEL; LATTICE mVision; LATTICE Sentry
Hardware Devices	LATTICE CrossLink; LATTICE MachXO3	LATTICE NEXUS: LATTICE CrossLink-NX, LATTICE Certus-NX, LATTICE Mach-NX; LATTICE MachXO3D; LATTICE CrossLinkPlus

Rebuilt Product Portfolio

Solving Problems at the Edge

LATTICE MARKET FOCUS

OTHER FPGA COMPANIES


55 mm
55 mm

~200 W With Heat Sink

Competitors focused on Large High Power Devices

LATTICE SEMICONDUCTOR


10 mm
10 mm
1.40 mm
1.45 mm

~1 W (Small)

~1 mW (Smallest)

Lattice is focused on Low Power, Smaller Form Factors

LATTICE APPLICATION EXAMPLES



AI Inference at the Edge



Embedded Vision



Hardware Platform Security



Control & Management



Industrial Automation

Strong Competitive Position

LATTICE APPLICATION EXAMPLES



AI Inference at the Edge



Embedded Vision



Hardware Platform Security



Control & Management



Industrial Automation

LATTICE MARKET LEADERSHIP



LATTICE NEXUS™
LATTICE
CrossLink-NX
LATTICE
Certus-NX
LATTICE
Mach-NX
LATTICE
Nexus #4
...
LATTICE
Nexus #N



LOWER POWER
Operating Power Consumption
Up to 4X Lower Power
COMPETITION
LATTICE



HIGHER PERFORMANCE
Video Connectivity
Up to 2X Faster Speed
COMPETITION
LATTICE



HIGHER RELIABILITY
Soft Error Rates
Up to 100X Lower SER
COMPETITION
LATTICE

LATTICE SEMICONDUCTOR

Growth in Our Core Strategic Markets

LATTICE REVENUE ACTUALS


$386M
$399M
$404M
$408M
IP
Consumer
Industrial / Auto
Comms / Compute
8%
28%
35%
29%
5%
11%
41%
43%
2017
2018
2019
2020

BUILDING A STRONGER REVENUE PROFILE

- Shift to higher quality revenue streams
- Growth of 12% CAGR over past 3 years in our strategic markets (Comms/Compute & Industrial/Auto)
- Consumer headwind stabilized in late 2020; Rebuilt revenue base with multi-year applications
- HDMI royalty stream (IP) on slow steady decline
- Stronger foundation for future growth

LATTICE SEMICONDUCTOR

Execution to Our May 2019 Financial Goals

GROSS MARGIN EXPANSION[1]



May 2019 Target: >62%
56.3%
57.2%
59.3%
61.0%
61.7%
50%
2017
2018
2019
2020
Q1'21
Non-GAAP

Pricing Optimization and Product Cost Reductions

OPEX DISCIPLINE[2]



SG&A
R&D
May 2019 Target: 35%
25.4%
19.6%
18.1%
19.2%
18.3%
21.8%
20.7%
17.5%
16.6%
15.4%
2017
2018
2019
2020
Q1'21

Driving SG&A Efficiency While Investing in Our Product Portfolio

OPERATING INCOME GROWTH[3]



May 2019 Target 25% to 30%
9.1%
16.7%
23.5%
25.2%
28.0%
2017
2018
2019
2020
Q1'21

Record Annual Operating Profit in 2020

1. Percentages based on non-GAAP gross margin. See appendix for reconciliation to most comparable GAAP measure.
2. Percentages based on non-GAAP operating expenses. See appendix for reconciliation to most comparable GAAP measure.
3. Percentages based on non-GAAP operating income. See appendix for reconciliation to most comparable GAAP measure.

LATTICE SEMICONDUCTOR

Strategic Focus on Revenue Growth



Extend Our Nexus Leadership



Enhance Our Software Solutions



Expand Our Addressable Market



Raise the Bar on Our Financial Targets

Entering a New Phase of Accelerated Growth

Extend Our Nexus Leadership

LAUNCHED		
CrossLink-NX	Certus-NX	Mach-NX
Q4 2019	Q2 2020	Q4 2020
Best-in-class Embedded Vision FPGA	*Reinvented General Purpose FPGA*	*2nd Generation Security FPGA*

COMING SOON		
CertusPro-NX	Nexus #5	Nexus #6
JUNE 2021	H1 2022	TBA
Advanced General Purpose FPGA	*Future Nexus-based FPGA*	*Future Nexus-based FPGA*

LATTICE NEXUS

Enhance Our Software Solutions Portfolio

LAUNCHED



Q2 2018

LATTICE sensAI™

Low Power Edge AI



Q1 2020

LATTICE mVision™

Low Power Embedded Vision



Q3 2020

LATTICE Sentry™

Cyber Resilient Root of Trust

COMING SOON



LAUNCHING TODAY

LATTICE Automate™

Accelerating Factory Automation



H1 2022

5G ORAN Solution Stack

Enabling ORAN Deployment



TO BE ANNOUNCED

Future Solution Stack

Under Development

ORAN: Open Radio Access Network

LATTICE SEMICONDUCTOR

Growing Customer Momentum

Accton · amazon · BYD · Canon · cisco · DELL · ERICSSON · Ford · FUJITSU

Google · H3C · hp · Hewlett Packard Enterprise · HITACHI · JUNIPER NETWORKS · Lenovo · LOCKHEED MARTIN

Microsoft · Mitsubishi · NOKIA · Panasonic · Raytheon · SAMSUNG · SIEMENS · SONY · ZTE

EXPANDING SHARE OF WALLET

MULTI-GENERATIONAL ROADMAP ENGAGEMENTS

CUSTOMERS ASKING FOR PORTFOLIO EXPANSION

Doubling Our Addressable Market

LATTICE ADDRESSABLE MARKET (SAM)


$6B
2X
SAM
LATTICE
AVANT
$3B
LATTICE
NEXUS
LATTICE
NEXUS


LATTICE AVANT™

Target Launch in H2 of Next Year

NEXT GENERATION FPGA PLATFORM

- New FPGA platform based on our low power architecture
- Expands capability by 5X compared to Nexus
- Avant platform development began in late 2019
- Lead strategic customers engaged since the beginning

LATTICE SEMICONDUCTOR

Entering a New Growth Phase

REVENUE ACTUALS



$386M
$399M
$404M
$408M
8%
28%
35%
29%
5%
11%
41%
43%
2017
2018
2019
2020
Comms/Compute
Industrial/Auto
Consumer
IP

DOUBLE-DIGIT GROWTH TARGET



LATTICE AVANT
Next 3 to 4 Years

LATTICE AVANT

- Additional top line acceleration when Avant revenue ramp begins

CONSUMER DRIVERS

- More stability; modest growth potential

INDUSTRIAL & AUTOMOTIVE DRIVERS

- New industrial robotics programs
- Industrial automation and safety
- New automotive electronics programs

COMMS & COMPUTE DRIVERS

- Continued expansion in server $ content
- Greenfield growth in client computing
- 5G infrastructure buildouts

LATTICE SEMICONDUCTOR

Raising the Bar on Our Financial Targets

GROSS MARGIN EXPANSION

Raising Target to 65%

OPEX DISCIPLINE

Maintain Target at 35%

OPERATING PROFIT

Raising Target to 30%+

Note: Percentages based on non-GAAP targets. See appendix for reconciliation to most comparable GAAP measure.

Holding Ourselves to the Highest ESG Standards

CULTURE OF INNOVATION


LATTICE

ENVIRONMENTALLY CONSCIOUS



INCLUSION & SOCIAL WELLBEING



TRANSPARENCY & INTEGRITY



Delivering Shareholder Value with Sustainable Business Practices

Building Shareholder Value



LEADING IN GROWTH MARKETS



REBUILT PRODUCT PORTFOLIO



DOUBLING OUR ADDRESSABLE MARKET



RAISING FINANCIAL TARGETS

Entering a New Growth Phase

2021
LATTICE INVESTOR DAY

PRODUCTS

STEVE DOUGLASS
CORPORATE VICE PRESIDENT,
RESEARCH & DEVELOPMENT


LATTICE

Product Roadmap Execution



Faster Roadmap Cadence


LATTICE

Market Leading Innovations



New Software Solutions

LATTICE SEMICONDUCTOR

Platform Based Design


Product 1
Product 2
Product 3
PLATFORM 1
PLATFORM 2
Product 1A
Product 1B
Product 1C
Product 2A
Product 2B
Product 2C

PRIOR METHOD

- Pre-Nexus products
- Lack of reuse and scale
- Longer development time

NEW METHOD

- Nexus and future products
- Lower development cost
- Faster time to market

Faster Product Introduction Cadence

	PRODUCT INTRODUCTIONS 2016 TO 2018	PRODUCT INTRODUCTIONS 2019 TO 2020
Software Solutions	LATTICE RADIANT (DESIGN SOFTWARE); LATTICE sensAI	LATTICE PROPEL; LATTICE mVision; LATTICE Sentry
Hardware Devices	CrossLink; MachXO3	LATTICE NEXUS: CrossLink-NX, Certus-NX, Mach-NX; MachXO3D; CrossLinkPlus

Rebuilt Product Portfolio

Market Leading Innovation



LATTICE NEXUS
LATTICE
CrossLink-NX
LATTICE
Certus-NX
LATTICE
Mach-NX
LATTICE
Nexus #4
...
LATTICE
Nexus #N



SOLUTIONS
Application Focused
ARCHITECTURE
Hardened D-PHY
Fast Programmable I/O
Industry Leading SER
Logic Cells
Embedded Memory
DSP Blocks
Ultra Fast Boot
Enhanced PLLs
Hardened PCIe
Optimized for Power Efficiency
CIRCUIT
Low Power Design

CrossLink™-NX: Optimized for Embedded Vision

CROSSLINK-NX HIGHLIGHTS


LATTICE
CrossLink-NX

Launched Q4 2019 | **Production Started Q4 2020**

Solving the Challenges of Display and Sensor Deployments in Embedded Vision

COMPETITIVE COMPARISON


Display Connectivity Speed
Up to 2X Faster
LATTICE CrossLink-NX
XILINX Spartan 7
INTEL Cyclone 10LP

Up to 2X Faster Display Connectivity with Up to 90% Smaller Form Factor

Certus™-NX: Reinventing General Purpose FPGA

CERTUS-NX HIGHLIGHTS


LATTICE
Certus-NX

Launched Q2 2020

Production Started Q1 2021

More Processing and Intelligence at the Edge

COMPETITIVE COMPARISON


Power Consumption (mW)
Up to 4X
Lower Power
LATTICE
Certus-NX
XILINX
Artix-7
INTEL
Cyclone V GT

Up to 4X Lower Power with
Double the I/O Density

LATTICE SEMICONDUCTOR

Mach™-NX: Second Generation Hardware Security

MACH-NX HIGHLIGHTS


LATTICE
NX

Launched Q4 2020 | Expected Production Late 2021

Industry Leading End-to-End Hardware Security

COMPETITIVE COMPARISON

	Mach-NX	Other FPGAs	Microcontroller
DETECT Firmware Authentication*	1X	Up to 6X Slower	Up to 4X Slower
PROTECT Real-time SPI Monitoring	Supported	Supported	Not Supported
RECOVER Firmware Recovery	Microseconds	Up to Minutes	Up to Minutes

*Authenticating 64MB flash image @ 33MHz

Fastest Solution for Platform Firmware Resilience

LATTICE SEMICONDUCTOR

Software Investment Strategy

FPGA SOFTWARE SPEND


2018
2019
2020

Accelerating Investment in Software

EXPANDING OUR SOFTWARE CAPABILITY


BEFORE
Soft IP
Lattice Diamond Dev. Tools
TODAY
Portfolio of Application Solution Stacks
Lattice Propel Embedded Dev. Tools
Soft IP
Lattice Radiant Dev. Tools

New Application Solution Stacks and Embedded Development Tools

Enabling Our Customers with Application Solution Stacks


Console
Radio
Temperature
Music

LATTICE sensAI™

Low Power Edge AI

LAUNCHED Q2 2018

LATTICE mVision™

Low Power Embedded Vision

LAUNCHED Q1 2020

LATTICE Sentry™

Resilient Root of Trust

LAUNCHED Q3 2020

Innovation Focus Going Forward



New Application Solution Stacks


LATTICE
NX

New Lattice Nexus Products



New Lattice Avant Platform

New Automation Solution Stack

FOURTH SOLUTION STACK



LATTICE Automate™

CUSTOMER BENEFITS

- Low power AI based predictive maintenance
- Deterministic performance for multi-axis motors
- Real-time networking for factory automation
- Functional safety certified design software

Launching Today

New 5G ORAN Solution Stack

FIFTH SOLUTION STACK


Server Based
Virtual Centralized Unit
(vCU)
Open Midhaul
Vendor 3
Open Fronthaul
Server Based Virtual
Distributed Unit
(vDU)
Vendor 1
Vendor 2

CUSTOMER BENEFITS

- Enabling customer trend towards ORAN*
- Leadership security & control for ORAN architecture
- Designed into early systems
- Growth opportunity as adoption increases

*Open Radio Access Network

Target Launch H1 2022

New Nexus Product Family: CertusPro™-NX

FOURTH NEXUS PRODUCT FAMILY


LATTICE
CertusPro-NX

5X

INCREASE IN SYSTEM BANDWIDTH

CUSTOMER BENEFITS

- Industry leadership in power efficiency
- Best in class system bandwidth
- New protocols for wide range of applications
- Advanced memory interface standards
- More to be announced at launch

Launching June 2021

LATTICE SEMICONDUCTOR

Innovating for the Future with Avant


LATTICE AVANT

Target Launch H2 of Next Year

CUSTOMER BENEFITS

- Market leading power efficiency
- Advanced FPGA architecture
- Scalable to 5X the capacity of Nexus
- Higher system bandwidth
- Breakthrough system features
- Leverages existing software portfolio
- More to be announced at launch

Expanding Our Leadership Portfolio

SOFTWARE SOLUTIONS

- LATTICE sensAI
- LATTICE mVision
- LATTICE Sentry
- LATTICE Automate – LAUNCHING TODAY
- Lattice 5G ORAN Stack – LAUNCHING H1 2022
- Next Solution Stack – TO BE ANNOUNCED

HARDWARE DEVICES

LATTICE AVANT



PLATFORM

LAUNCHING H2 OF 2022

LATTICE NEXUS

- CrossLink-NX
- Certus-NX
- Mach-NX
- CertusPro-NX – LAUNCHING JUNE 2021
- Nexus #5 – LAUNCHING H1 2022
- Nexus #6 – TO BE ANNOUNCED

LATTICE SEMICONDUCTOR

Innovating to Accelerate Growth

FASTER RELIABLE EXECUTION

STRONGEST PORTFOLIO EVER

LEADERSHIP PRODUCT ROADMAP

2021
LATTICE INVESTOR DAY

MARKETS

ESAM ELASHMAWI
STRATEGY & MARKETING


LATTICE

LATTICE SEMICONDUCTOR

FPGA TAM Summary

FPGA 2024 TAM
$7.7B*


$3.0B
LARGE FPGAs
$2.5B
MID-RANGE FPGAs
$2.2B
SMALL FPGAs


55 mm x 55 mm

LARGE FPGA

Datacenter Acceleration and Communications


15 mm x 15 mm

MID-RANGE FPGA

Applications in Communications, Industrial and Automotive


1.40 mm x 1.45 mm

SMALL FPGA

Applications Across Many End Markets

*2024 TAM estimated based on IHS and Lattice internal analysis

LATTICE SEMICONDUCTOR

FPGA TAM Summary

FPGA 2024 TAM

$7.7B*


$3.0B
LARGE FPGAs
$2.5B
MID-RANGE FPGAs
$2.2B
SMALL FPGAs


LARGE FPGA
Data Center Acceleration and Communications
55 mm x 55 mm
15 mm x 15 mm
LATTICE AVANT
1.40 mm x 1.45 mm
LATTICE NEXUS

*2024 TAM estimated based on IHS and Lattice internal analysis

Doubling Our Addressable Market


Traditional Applications
New Applications
$6B
SAM
$0.5B
SAM
$2.5B
SAM
2X
SAM
LATTICE
AVANT
$3B
SAM
$0.8B
SAM
$2.2B
SAM
LATTICE
NEXUS
LATTICE
NEXUS
With Nexus
With Avant

LATTICE **AVANT**

- Based on Lattice low power architecture
- Bringing differentiation to mid-range FPGA
- Enabling new applications

LATTICE **NEXUS**

- Industry leadership with small FPGA
- Addressing traditional FPGA applications
- Driving growth from new applications

Data based on IHS and Lattice internal analysis

Lattice Avant Customer Engagement

LATTICE **AVANT**



Target Launch H2 of Next Year

WIDE CUSTOMER PARTICIPATION IN DEFINITION



CUSTOMER FEEDBACK

- Industry lacks a compelling mid-range FPGA
- Asking Lattice to extend low power architecture to mid-range
- Avant applications align with Lattice expertise

Positioned in Growing End Markets

Lattice End Market Opportunity

$6B SAM


CONSUMER
10%
INDUSTRIAL / AUTOMOTIVE
40%
COMMS / COMPUTE
50%


COMMS & COMPUTE
CLIENT
SERVER
5G
INDUSTRIAL & AUTOMOTIVE
FACTORY AUTOMATION
ROBOTICS
AUTOMOTIVE ELECTRONICS
CONSUMER
SMART HOME
PROSUMER
WEARABLE

LATTICE SEMICONDUCTOR

Client Computing Next Generation Smart PC Trends

AI Capable
Aware of surrounding
User detection & wellness

Seamless Interfacing
MIPI bridging
Sensor fusion

Enhanced Security
Platform Firmware Resilience

Small Form Factor
Single wire aggregation

Client Computing is a Greenfield Opportunity for Lattice

Enabling Next-Generation Smart PCs

COMPUTE

IN PRODUCTION


Our Mission
The Low Power Programmable Leader

Image Processing

- Started ramping new platforms in 2020
- Enhancing video image quality
- Enabling privacy features

IN DEVELOPMENT



User Presence Detection

- Power saving until user detected
- Leverage low power AI performance



Shoulder Surfing

- Provides warning to user
- Offload CPU to enhance performance



Attention Tracking

- Multi-screen tracking & power savings
- Configurable for different use cases

Expanding Position in Server


CURRENT SERVER PLATFORM
(In Production)
RISER / OTHER BOARDS
Other Components
MOTHER BOARD
Accelerator
Memory
CPU
Chipset
Security
LATTICE
Syst. Status Monitoring
Enhanced Peripheral Ctrl I/O
Full Power Mgmt
NEXT GEN SERVER PLATFORM
(Ramping Up)
RISER / OTHER BOARDS
Other Components
LATTICE
Board Interface Control
MOTHER BOARD
Accelerator
Memory
CPU
Chipset
LATTICE
Security & Other
Syst. Status Monitoring
Enhanced Peripheral Ctrl I/O
Full Power Mgmt
NEXT GEN SERVER PLATFORM
(In Design)
RISER / OTHER BOARDS
Other Components
LATTICE
Multi Board Management
Board Interface Control
MOTHER BOARD
Accelerator
Memory
CPU
Chipset
LATTICE
Enhanced Security & Other Functions
Syst. Status Monitoring
Enhanced Peripheral Ctrl I/O
Full Power Mgmt

$ Content Per Server	1X	1.5X	>1.5X

Driving Higher $ Content with Each New Generation

LATTICE SEMICONDUCTOR

Expanding Position in Server



CURRENT SERVER PLATFORM (In Production)
RISER / OTHER BOARDS
Other Components
MOTHER BOARD
Accelerator
Memory
CPU
Chipset
Security
LATTICE
Syst. Status Monitoring
Enhanced Peripheral Ctrl I/O
Full Power Mgmt
NEXT GEN SERVER PLATFORM (Ramping Up)
RISER / OTHER BOARDS
Other Components
LATTICE
Board Interface Control
MOTHER BOARD
Accelerator
Memory
CPU
Chipset
LATTICE
Security & Other
Syst. Status Monitoring
Enhanced Peripheral Ctrl I/O
Full Power Mgmt
NEXT GEN SERVER PLATFORM (In Design)
RISER / OTHER BOARDS
Other Components
LATTICE
Multi Board Management
Board Interface Control
Attach Rate Target Over 1X in Next Gen
MOTHER BOARD
Accelerator
Memory
CPU
Chipset
LATTICE
Enhanced Security & Other Functions
Syst. Status Monitoring
Enhanced Peripheral Ctrl I/O
Full Power Mgmt
$ Content Per Server
1X
1.5X
>1.5X

Driving Higher $ Content with Each New Generation

Content Increasing in 5G



4G
Remote Radio Unit (RRU)
Other Functions
Other FPGA (e.g., Datapath)
LATTICE SEMICONDUCTOR
Control Functions
Macro BBU/RRU
Antennas
Baseband Unit (BBU)
5G
Other Functions
Other FPGA (e.g., Datapath)
LATTICE SEMICONDUCTOR
Power Mgmt.
Bridging
Control Functions
Antennas
Baseband Unit (BBU)
5G - NEXT WAVE
Other Functions
Other FPGA (e.g., Datapath)
LATTICE SEMICONDUCTOR
ORAN
LATTICE SEMICONDUCTOR
Security
Power Mgmt.
Bridging
Control Functions
Antennas
Baseband Unit (BBU)

$ Content Per Base Station	1X	>1.3X	>1.5X

LATTICE SEMICONDUCTOR

Content Increasing in Industrial


Industrial Networking
Functional Safety
Edge Computing
Touchless Control
Programmable Logic Controller
Predictive Maintenance
Package Detection
Machine Vision
Motor Control
Sensor Bridging
Collision Avoidance

Current revenue drivers

Future revenue drivers

Example: Enabling Next Generation Robotics



- **Collision Avoidance:** Ability to aggregate multiple sensors & co-process information
- **Motor Control:** Ability to control multi axis motors with high precision & low power
- **Signal Aggregation**: Flexible, configurable interfaces allow for interoperability
- **Predictive Maintenance:** AI and processing efficiency

WHY CUSTOMERS ARE CHOOSING LATTICE


Power
14X
Lower Power
100mW
7mW
MCU
LATTICE
Motor Control
2X
Motors
MCU
LATTICE

LATTICE Automate

Launching Today

LATTICE SEMICONDUCTOR

Content Increasing in Automotive

INFOTAINMENT

- De-Fog
- 360° Surround View
- Display Bridging
- ISP

IN CABIN AI

- Human Presence Detection
- Driver Monitoring



ADAS

- Radar Sensor Bridging & Aggregation
- Image Sensor Bridging & Aggregation

SECURITY

- Secure Battery Mgt.
- Secure Boot

Current revenue drivers

Future revenue drivers

LATTICE SEMICONDUCTOR

Example: Automotive Display


E-MIRROR
E-MIRROR
DIGITAL DASHBOARD
PARKING CAMERA
INFOTAINMENT & NAVIGATION

- **Automotive Grade**: Qualified to meet automotive standards
- **Display Connectivity:** Multi resolution and display size compatibility
- **Sensor Aggregation:** Ability to interface with multiple sensors simultaneously
- **Processing Data**: Ability to process or co-process data to offload CPU

WHY CUSTOMERS ARE CHOOSING LATTICE


Display Connectivity Speed
Up to 2X Faster
OTHER FPGA
LATTICE


Independent Sensor Interfaces
Up to 5X More Sensor Interfaces
MCU
LATTICE

LATTICE SEMICONDUCTOR

New Growth Drivers in Consumer


Drones
AR / VR
Smart Speaker
Video Surveillance
Wearable
Smart Appliance
Consumer Robots
Smart Doorbell
Smart Toys
Current revenue drivers
Future revenue drivers

LATTICE SEMICONDUCTOR

Driving Accelerated Growth

LATTICE AVANT

EXPANDING OUR SAM

DEEPER CUSTOMER INTIMACY

NEW GROWTH OPPORTUNITIES

2021
LATTICE INVESTOR DAY

FINANCIALS

SHERRI LUTHER
CHIEF FINANCIAL OFFICER



Entering a New Growth Phase


GROWTH

Accelerated Top Line Growth



Continued Gross Margin Improvement


LATTICE

Investment In Portfolio Expansion



Profit Growth & Strong Balance Sheet

Strong Financial Execution

REVENUE



Comms/Compute
Industrial/Auto
Consumer
IP
8%
28%
35%
29%
11%
41%
43%
2017
2018
2019
2020

Growth in Core Strategic Markets

GROSS MARGIN *



50%
56.3%
57.2%
59.3%
61.0%
2017
2018
2019
2020

Gross Margin Expansion

OPEX *



SG&A
R&D
25.4%
21.8%
19.2%
16.6%
2017
2018
2019
2020

OpEx Discipline

OPERATING INCOME *



9.1%
16.7%
23.5%
25.2%
2017
2018
2019
2020

Record Operating Income

EARNINGS PER SHARE*



$0.11
$0.33
$0.59
$0.69
2017
2018
2019
2020

EPS Expansion

NET CASH

$ Millions



2017
2018
2019
2020
($194.4)
($140.6)
($28.4)

Positive Net Cash Position

Note: * Percentages based on non-GAAP basis. See appendix for reconciliation to most comparable GAAP measure

LATTICE SEMICONDUCTOR

Entering a New Growth Phase

REVENUE ACTUALS | **DOUBLE-DIGIT GROWTH TARGET**



LATTICE AVANT
$386M
$399M
$404M
$408M
8%
28%
35%
29%
5%
11%
41%
43%
2017
2018
2019
2020
Next 3 to 4 Years
Comms/Compute
Industrial/Auto
Consumer
IP

LATTICE AVANT

- Additional top line acceleration when Avant revenue ramp begins

CONSUMER DRIVERS

- More stability; modest growth potential

INDUSTRIAL & AUTOMOTIVE DRIVERS

- New industrial robotics programs
- Industrial automation and safety
- New automotive electronics programs

COMMS & COMPUTE DRIVERS

- Continued expansion in server $ content
- Greenfield growth in client computing
- 5G infrastructure buildouts

Gross Margin Improvement

GROSS MARGIN


New Target: 65%
May 2019 Target: >62%
56.3%
57.2%
59.3%
61.0%
61.7%
50%
2017
2018
2019
2020
Q1'21

Note: Percentages based on non-GAAP gross margin. See appendix for reconciliation to most comparable GAAP measure.

EXPANSION STRATEGIES

PRICING OPTIMIZATION

- Strategic analytics to maximize value
- New initiatives to continue value expansion
- New products provide opportunity for added value

PRODUCT COST REDUCTIONS

- Operational improvements in yields & cycle times
- Multigenerational product cost roadmap
- Long term partnerships with key suppliers

Driving Multiple Strategies for Gross Margin Expansion

OpEx Investment Discipline

OPERATING EXPENSES



Target: 35%
R&D
SG&A
25.4%
19.6%
18.1%
19.2%
18.3%
21.8%
20.7%
17.5%
16.6%
15.4%
2017
2018
2019
2020
Q1'21

Note: Percentages based on non-GAAP operating expenses. See appendix for reconciliation to most comparable GAAP measure.

INVESTMENT STRATEGY

R&D Target 20%

- Increased investment for portfolio expansion
- Continue to support software expansion
- Focused on investing in our product roadmap for long term growth (e.g. Avant Platform)

SG&A Target 15%

- Driving efficiency improvements
- Investing in demand creation (sales model)
- Operational leverage as revenue grows

Non-GAAP

Profit Growth

OPERATING INCOME



New Target: 30%+
May 2019 Target: 25% to 30%
9.1%
16.7%
23.5%
25.2%
28.0%
2017
2018
2019
2020
Q1'21

Note: Percentages based on non-GAAP operating income. See appendix for reconciliation to most comparable GAAP measure.

STRONG EPS EXPANSION



$0.11
$0.33
$0.59
$0.69
2017
2018
2019
2020

Raising Profitability Target to 30%+

LATTICE SEMICONDUCTOR

Strong Balance Sheet

NET CASH



$ Millions
2017
2018
2019
2020
Q1'21
($194.4)
($140.6)
($28.4)
$11.6
$14.5

- Net Cash positive for the first time in 6 years
- Continued strong cash generation from operations

LEVERAGE RATIO



5.3X
3.0X
1.5X
1.3X
1.4X
1.3X
2017
2018
2019
2020
Q1'21
Debt Balance
TTM EBITDA
Leverage Ratio

- Lowest interest rate tier at leverage ratio of 1.5X
- Debt rating upgraded twice within the last 18 months

Numbers based on non-GAAP leverage ratio. See appendix for reconciliation to most comparable GAAP measure.

LATTICE SEMICONDUCTOR

Capital Allocation Strategy

INVEST IN ORGANIC GROWTH	Portfolio expansion for future revenue growth (Avant)
MAINTAIN HEALTHY BALANCE SHEET	Manage leverage ratio and interest expense
RETURN CAPITAL TO SHAREHOLDERS	$60M authorization in place; $15M executed in Q1 2021
STRATEGIC M&A	Adjacent and complementary to core business

Focused on Long-Term Revenue Growth and Maximizing Shareholder Value

New Financial Target Model

	New Target Model (Next 3 to 4 Years)	
Revenue Growth (YoY)	**Double-Digit**	Low Double-Digit Growth, with Additional Growth Acceleration When Avant Ramps
Gross Margin	**65%**	Pricing and Product Cost Optimization; New Product Ramps
OpEx	**35%**	Focused on Investing in Our Roadmap for Long Term Growth (Avant)
Operating Income	**30%+**	Continued Profit Expansion

Note: Percentages based on non-GAAP targets. See appendix for reconciliation to most comparable GAAP measure

Focused on Driving Long-Term Shareholder Value

LATTICE SEMICONDUCTOR

Building Shareholder Value



LEADING IN GROWTH MARKETS



REBUILT PRODUCT PORTFOLIO



DOUBLING OUR ADDRESSABLE MARKET



RAISING FINANCIAL TARGETS

Entering a New Growth Phase

Live Q&A

Stay Tuned – Starting Soon

Live Q&A



Jim Anderson
President & Chief Executive Officer

OVERVIEW



Steve Douglass
Corporate Vice President, R&D

PRODUCTS



Esam Elashmawi
Chief Strategy & Marketing Officer

MARKETS



Sherri Luther
Chief Financial Officer

FINANCIALS

LATTICE SEMICONDUCTOR

2021
LATTICE INVESTOR DAY

APPENDIX


LATTICE
LATTICE

GAAP Metrics

GAAP GROSS MARGIN


56.1%
55.0%
59.0%
60.1%
61%
2017
2018
2019
2020
Q1'21

GAAP OPEX


SG&A
R&D
Other
18.2%
26.8%
23.5%
0.7%
20.8%
21.7%
2017
2018
2019
2020
Q1'21

EBITDA


$10.3
$36.1
$92.1
$77.5
$86.4
2017
2018
2019
2020
Q1'21

GAAP OPERATING INCOME


2017
2018
2019
2020
Q1'21
-12.3%
-0.8%
14.6%
12.8%
17.8%

GAAP EARNINGS PER SHARE


2017
2018
2019
2020
-$0.58
-$0.21
$0.32
$0.34

Gross Margin Reconciliation

(Thousands except percentages)	Q1 2021	2020	2019	2018	2017
GAAP Gross Margin	$70,585	$ 245,306	$ 238,422	$ 219,439	$ 216,579
GAAP Gross Margin %	61.0%	60.1%	59.0%	55.0%	56.1%
Inventory adjustment related to restructured operations	-	-	-338	7,829	-
Stock-based compensation expense	773	3,818	1,422	940	788
Non-GAAP Gross Margin	$71,358	$ 249,124	$ 239,506	$ 228,208	$ 217,367
Non-GAAP Gross Margin %	61.7%	61.0%	59.3%	57.2%	56.3%

Operating Expenses Reconciliation

(Thousands except percentages)	Q1 2021	2020	2019	2018	2017
GAAP Operating expenses	$49,937	$192,940	$179,380	$ 222,559	$ 264,199
% of Revenue	43.2%	47.3%	44.4%	55.8%	68.5%
Amortization of acquired intangible assets	(602)	(4,449)	(13,558)	(17,690)	(31,340)
Restructuring charges	(176)	(3,937)	(4,664)	(17,349)	(7,196)
Acquisition related charges	-	-	-	(1,531)	(3,781)
Impairment of acquired intangible assets	-	-	1,023	(11,686)	(32,431)
Stock-based compensation expense	(10,218)	(38,324)	(17,477)	(12,706)	(11,755)
Gain on sale of building	-	-	-	-	4,624
Non-GAAP Operating expenses	$38,940	$146,230	$144,705	$ 161,597	$ 182,320
% of Revenue	33.7%	35.8%	35.8%	40.5%	47.2%

LATTICE SEMICONDUCTOR

R&D % and SG&A % Reconciliation

(Thousands except percentages)	Q1 2021	2020	2019	2018	2017
GAAP R&D Expense %	20.8%	21.9%	19.5%	20.7%	26.8%
Stock-based compensation	(2.5%)	(2.7%)	(1.4%)	(1.1%)	(1.4%)
Non-GAAP R&D Expense %	18.3%	19.2%	18.1%	19.6%	25.4%

(Thousands except percentages)	Q1 2021	2020	2019	2018	2017
GAAP SG&A Expense %	21.7%	23.4%	20.4%	22.8%	23.5%
Stock-based compensation	(6.3%)	(6.8%)	(2.9%)	(2.1%)	(1.7%)
Non-GAAP SG&A Expense %	15.4%	16.6%	17.5%	20.7%	21.8%

Operating Income Reconciliation

(Thousands except percentages)	Q1 2021	2020	2019	2018	2017
GAAP (Loss)/Income from Operations	$20,648	$ 52,366	$ 59,041	$ (3,120)	$ (47,620)
GAAP (Loss)/Income from Operations %	17.8%	12.8%	14.6%	(0.8)%	(12.3)%
Inventory adjustment related to restructuring operations	-	-	(338)	7,829	-
Stock-based compensation – gross margin	773	3,818	1,422	940	788
Amortization of acquired intangible assets	602	4,449	13,558	17,690	31,340
Restructuring charges	176	3,937	4,664	17,349	7,196
Acquisition related charges	-	-	-	1,531	3,781
Impairment of acquired intangible assets	-	-	(1,023)	11,686	32,431
Stock-based compensation – operations	10,218	38,324	17,477	12,706	11,755
Gain on sale of building	-	-	-	-	(4,624)
Non-GAAP Income from Operations	$ 32,418	$ 102,894	$ 94,801	$ 66,611	$ 35,047
Non-GAAP Income from Operations %	28.0%	25.2%	23.5%	16.7%	9.1%
Depreciation & Amortization	5,227	20,691	19,498	21,571	26,621
Non-GAAP EBITDA	$ 37,645	$ 123,585	$ 114,299	$ 88,182	$ 61,668

LATTICE SEMICONDUCTOR

Earnings Per Share Reconciliation

	2020	2019	2018	2017
GAAP net income (loss) per share – diluted	$ 0.34	$ 0.32	(0.21)	(0.58)
Inventory adjs related to restructured operations	-	(0.00)	0.06	-
Amortization of acquired intangible assets	0.03	0.10	0.14	0.25
Restructuring charges	0.03	0.03	0.13	0.06
Acquisition related charges	-	-	0.01	0.03
Impairment of acquired intangible assets	-	(0.00)	0.09	0.26
Stock-based compensation expense	0.30	0.14	0.11	0.10
Gain on sale of building	-	-	-	(0.03)
Loss on sale of assets and business units	-	-	-	0.02
Non-GAAP earnings per share – diluted	$ 0.69	$ 0.59	0.33	0.11

LATTICE SEMICONDUCTOR

GAAP EBITDA

(Thousands except percentages)	Q1 2021	2020	2019	2018	2017
GAAP (Loss)/Income from Operations	$20,648	$ 52,366	$ 59,041	$ (3,120)	$ (47,620)
GAAP (Loss)/Income from Operations %	17.8%	12.8%	14.6%	(0.8)%	(12.3)%
Depreciation & Amortization	5,227	20,691	19,498	21,571	26,621
Amortization of acquired intangible assets	602	4,449	13,558	17,690	31,340
GAAP EBITDA	$ 26,477	$ 77,506	$ 92,097	$ 36,141	$ 10,341